UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2017

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended May 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2017

II	Western Asset High Yield Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended May 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. However, fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s final reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.4%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on May 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2001. The percentage of longer-term unemployed also declined over the period. In May 2017, 24.0% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017 — after the reporting period ended — the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determine to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving futures contracts, options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

At Western Asset Management Company (“Western Asset”), we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated a modest gain over the twelve-month reporting period ended May 31, 2017. The spread sectors (non-Treasuries) generally rallied from June 2016 through September 2016, as concerns over global growth moderated,

Western Asset High Yield Fund 2017 Annual Report	1

Fund overview (cont’d)

energy prices stabilized and the Federal Reserve Board’s (the “Fed”)ii monetary policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak total returns from October 2016 through the end of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from President Donald Trump’s administration. In addition, for the first time in a year, the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected. However, spread sectors then regained their footing over the last five months of the reporting period, as Treasury yields generally edged lower, even though the Fed again raised rates in March 2017.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.87% and ended the period at 1.28%. Their peak of 1.40% occurred on both March 13 and March 14, 2017, and their low of 0.56% occurred on July 5, 2016. The yields for the ten-year Treasury were 1.84% at the beginning of the period and ended the period at 2.21%. Their peak of 2.62% was on March 13, 2017, and their low of 1.37% occurred on both July 5 and July 8, 2016.

Regarding the U.S. credit markets for the twelve months ended May 31, 2017, the reporting period began with generally robust investor risk appetite as economic data improved, central banks remained highly accommodative and commodity prices stabilized. While there were occasional periods of weakness, such as after Brexit, immediately following the results of the U.S. elections in November 2016 and following the Fed’s December 2016 meeting, these proved to be only temporary setbacks. In addition, investor sentiment was buoyed by expectations for improving growth, rising corporate profits and less regulation under President Donald Trump’s administration. The market stumbled in March 2017 after the failure of the “repeal and replace” of the Affordable Care Act. This triggered skepticism regarding the timing and magnitude of President Trump’s pro-growth agenda. However, the market again rallied in April and May 2017 amid generally supportive economic data.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 1.58% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the reporting period, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv returned 13.57%. During this period, as measured by this high yield index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 23.13% and 10.08%, respectively. Elsewhere, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 9.74% for the twelve months ended May 31, 2017.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting

2	Western Asset High Yield Fund 2017 Annual Report

period. We reduced the Fund’s overall risk exposure given the strong performance of the high-yield market and tighter spreads. This included paring our overweight to securities rated CCC. We also reduced the Fund’s underweight to B-rated bonds. We added attractively valued bonds in the primary market, as well as “rising star” issuers our credit team believed had a chance of being upgraded to investment grade. From an industry perspective, we pared the Fund’s exposure to banks, but remained constructive, as they have moved closer to our estimate of fair value. We reduced the Fund’s allocation to the retail industry due to cyclical and long-term challenges facing many traditional companies in this space. We increased our allocation to the metals & mining industry given the recovery in commodity prices. In addition, management teams appeared to be focused on improving balance sheets, especially for “fallen angels” (investment grade holdings that had been downgraded to below investment grade status). Finally, we added to the Fund’s Energy sector exposure due to improving pricing and fundamentals.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and durationvii. All told, our U.S. Treasury futures trades detracted from performance during the reporting period. Credit default swaps and high yield index swaps (CDX), which were used to manage the Fund’s high-yield corporate bond exposure, also detracted from performance. Currency options, which were utilized to manage the Fund’s currency exposure, were a negative for performance. Finally, index swaps were used to hedge the Fund’s equity exposure. They were a small positive overall for performance over the reporting period.

Performance review

For the twelve months ended May 31, 2017, Class I shares of Western Asset High Yield Fund returned 13.33%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 13.57% for the same period. The Lipper High Yield Funds Category Average1 returned 11.42% over the same time frame.

Performance Snapshot as of May 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Yield Fund:
Class A	5.54%	13.07%
Class A2	5.57%	12.97%
Class C	5.20%	12.18%
Class R	5.41%	12.80%
Class I	5.74%	13.33%
Class IS	5.71%	13.41%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	6.72%	13.57%
Lipper High Yield Funds Category Average[1]	5.89%	11.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 688 funds for the six-month period and among the 663 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset High Yield Fund 2017 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2017 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 4.85%, 4.75%, 4.17%, 4.62%, 5.26% and 5.27%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2016, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.96%, 0.98%, 1.73%, 1.52%, 0.72% and 0.64%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality biases. In particular, an overweight to securities rated CCC and an underweight to securities rated BB were rewarded, as lower quality bonds significantly outperformed their higher quality counterparts.

From a sector perspective, an overweight to the Energy sector was additive for results, as it was one of the top performing sectors during the reporting period. Individual energy holdings that were positive for returns included overweight positions in Berry Petroleum Co., Hercules Offshore Inc. and EP Energy LLC/Everest Acquisition Finance Inc. Prior to the reporting period, we

4	Western Asset High Yield Fund 2017 Annual Report

had a backdrop of weakening oil prices and all of these companies were downgraded by Moody’s. However, they subsequently improved their balance sheets and benefited from recovering oil prices. As a result, several of these companies have been recently upgraded. Elsewhere, the Fund had underweights to the media and wirelines industries. While they contributed to absolute performance, both industries lagged the benchmark during the reporting period.

In terms of individual securities, an overweight to metals & mining company Murray Energy Corp was rewarded as it performed well amid stabilizing commodity prices. Finally, within the Communications1 sector an overweight to Sprint (Sprint Communications Inc. and Sprint Corp.) was the largest contributor to results. Sprint’s management team made improvement both from an operational and financial standpoint and its debt was upgraded by Moody’s in January 2017.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight to the Consumer Cyclicals2 sector. Though the consumer cyclical segment generated a strong return for the reporting period, this sector did not keep pace with the broader high-yield market in general. In particular, an overweight to the leisure subsector was a headwind for returns. Within the Consumer Non-Cyclicals3 sector, an overweight to pharmaceuticals detracted from results, as it was hampered by the uncertain legislative backdrop.

A number of individual equity holdings were also negative for performance, including energy companies KCAD Holdings I Ltd. and Milagro Oil and Gas “MWO Holdings LLC”. We received equity from the restructuring of these credits, and we maintain our conviction in these names. Additionally, exploration and production company Blue Ridge Mountain Resources Inc., which filed for Chapter 11 in late 2015, went through restructuring. The company came out of bankruptcy in April 2016, but in early April 2017 had its equity price marked down as a result of updated comparisons with other companies by IHS Markit, and detracted from performance.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2017

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[3]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset High Yield Fund 2017 Annual Report	5

Fund overview (cont’d)

markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2017 were: Consumer Discretionary (20.1%), Energy (18.2%), Materials (9.8%), Industrials (9.4%) and Health Care (8.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market..

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

6	Western Asset High Yield Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2017 and May 31, 2016 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset High Yield Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2016 and held for the six months ended May 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.54%	$1,000.00	$1,055.40	1.00%	$5.12	Class A	5.00%	$1,000.00	$1,019.95	1.00%	$5.04
Class A2	5.57	1,000.00	1,055.70	0.95	4.87	Class A2	5.00	1,000.00	1,020.19	0.95	4.78
Class C	5.20	1,000.00	1,052.00	1.73	8.85	Class C	5.00	1,000.00	1,016.31	1.73	8.70
Class R	5.41	1,000.00	1,054.10	1.30	6.66	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	5.74	1,000.00	1,057.40	0.69	3.54	Class I	5.00	1,000.00	1,021.49	0.69	3.48
Class IS	5.71	1,000.00	1,057.10	0.66	3.38	Class IS	5.00	1,000.00	1,021.64	0.66	3.33

8	Western Asset High Yield Fund 2017 Annual Report

[1]	For the six months ended May 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset High Yield Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/17	13.07%	12.97%	12.18%	12.80%	13.33%	13.41%
Five Years Ended 5/31/17	5.86	N/A	4.91	5.39	6.00	6.07
Ten Years Ended 5/31/17	N/A	N/A	N/A	N/A	5.83	N/A
Inception* through 5/31/17	5.41	2.29	4.46	4.96	—	7.68

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/17	8.23%	8.15%	11.18%	12.80%	13.33%	13.41%
Five Years Ended 5/31/17	4.93	N/A	4.91	5.39	6.00	6.07
Ten Years Ended 5/31/17	N/A	N/A	N/A	N/A	5.83	N/A
Inception* through 5/31/17	4.52	0.74	4.46	4.96	—	7.68

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/17)	30.75%
Class A2 (Inception date of 8/1/14 through 5/31/17)	6.60
Class C (Inception date of 4/30/12 through 5/31/17)	24.88
Class R (Inception date of 4/30/12 through 5/31/17)	27.90
Class I (5/31/07 through 5/31/17)	76.28
Class IS (Inception date of 8/4/08 through 5/31/17)	92.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are April 30, 2012, August 1, 2014, April 30, 2012, April 30, 2012, September 28, 2001 and August 4, 2008, respectively.

10	Western Asset High Yield Fund 2017 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2007 - May 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

12	Western Asset High Yield Fund 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2017 Annual Report	13

Schedule of investments

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 82.9%
Consumer Discretionary — 19.4%
Auto Components — 1.6%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,130,000	$1,133,885	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	200,000	206,106
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	550,000	578,875
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	280,000	288,574
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	330,000	337,013	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	230,000	232,300	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	490,000	515,112	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	740,000	778,850	(a)
Total Auto Components				4,070,715
Diversified Consumer Services — 0.5%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	490,000	535,737	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	430,000	453,069
Service Corp. International, Senior Notes	7.500%	4/1/27	147,000	172,358
Total Diversified Consumer Services				1,161,164
Hotels, Restaurants & Leisure — 6.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	390,000	405,970	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	390,640	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	250,000	250,000	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	420,000	441,000	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	1,441,473	1,441,473	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	460,000	464,025	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	685,000	732,094
CCM Merger Inc., Senior Notes	6.000%	3/15/22	468,000	483,210	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	290,000	304,500
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	610,000	660,325
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	120,000	124,200	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	550,000	569,250	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	730,000	$756,462	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	730,000	753,725	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	750,000	879,375
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	730,000	753,725	(a)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	300,000	307,500	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	920,000	947,600	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	800,000	871,000
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	900,000	960,750	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	572,000	610,982	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	590,000	597,375
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	660,000	650,925	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	180,000	188,550	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	910,000	882,700	(a)
Total Hotels, Restaurants & Leisure				15,427,502
Household Durables — 1.2%
CalAtlantic Group Inc., Senior Notes	6.250%	12/15/21	440,000	488,950
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	270,000	277,425
Century Communities Inc., Senior Notes	5.875%	7/15/25	740,000	740,000	(a)
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	313,487
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,050,000	1,076,250	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	62,400
Total Household Durables				2,958,512
Internet & Direct Marketing Retail — 0.2%
Netflix Inc., Senior Bonds	5.875%	2/15/25	507,000	556,433
Leisure Products — 0.5%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,290,000	1,161,000	(a)
Media — 6.3%
AMC Entertainment Holdings Inc., Senior Notes	6.125%	5/15/27	520,000	537,550	(a)
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	580,000	616,250	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	420,000	437,892
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	770,000	822,937	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	350,000	358,531	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,360,000	1,476,110
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	514,657
DISH DBS Corp., Senior Notes	6.750%	6/1/21	230,000	254,725

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	15

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	7/15/22	120,000	$128,100
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,390,000	2,545,350
DISH DBS Corp., Senior Notes	7.750%	7/1/26	60,000	70,500
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	440,212	(a)
iHeartCommunications Inc., Senior Notes (12.000% Cash, 2.000% PIK)	14.000%	2/1/21	927,203	223,688	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	490,000	510,825	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	370,000	372,775	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	980,000	1,025,325	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,510,000	2,715,494	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	440,000	561,067
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	610,000	602,375	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	410,000	432,038	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	300,000	309,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	260,000	267,800	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	860,000	873,356	(a)
Total Media				16,096,557
Multiline Retail — 0.3%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	570,000	603,630
Jo-Ann Stores Holdings Inc., Senior Notes (9.750% Cash or 10.500% PIK)	9.750%	10/15/19	270,000	268,650	(a)(b)
Total Multiline Retail				872,280
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.875%	2/15/25	820,000	873,300	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	170,000	174,250	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	460,000	470,925	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	970,000	572,300	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	640,000	551,200	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	350,000	331,625
PetSmart Inc., Senior Notes	7.125%	3/15/23	470,000	438,275	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	550,000	541,750	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	460,000	461,725	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	530,000	543,250
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	660,000	684,486	(a)
Total Specialty Retail				5,643,086
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	360,000	360,000	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	510,000	511,275	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — continued
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	630,000	$655,987
Total Textiles, Apparel & Luxury Goods				1,527,262
Total Consumer Discretionary				49,474,511
Consumer Staples — 4.0%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	780,000	776,100	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	630,000	644,893	(a)
Total Beverages				1,420,993
Food & Staples — 0.1%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	380,000	387,600	(a)
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	650,000	617,500	(a)
Food Products — 2.1%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	600,000	676,500	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	570,000	584,250	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	880,000	902,000	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	190,000	194,750	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	230,000	240,925	(a)
Post Holdings Inc., Senior Notes	5.000%	8/15/26	640,000	644,000	(a)
Post Holdings Inc., Senior Notes	5.750%	3/1/27	660,000	690,723	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,270,000	1,352,550	(a)
Total Food Products				5,285,698
Household Products — 0.5%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	410,000	438,700
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	349,800
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	350,000	371,910
Total Household Products				1,160,410
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,050,000	916,125
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	333,600	(a)
Total Tobacco				1,249,725
Total Consumer Staples				10,121,926
Energy — 14.2%
Energy Equipment & Services — 1.7%
Ensco PLC, Senior Notes	5.750%	10/1/44	540,000	383,659
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	893,950	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	17

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,000,000	$1,028,750	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	800,000	724,000
Transocean Inc., Senior Notes	9.000%	7/15/23	300,000	313,500	(a)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	960,000	955,200	(a)
Total Energy Equipment & Services				4,299,059
Oil, Gas & Consumable Fuels — 12.5%
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(f)
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	811,725	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	600,000	700,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	300,000	291,750
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	740,000	794,575
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	143,579
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	1,003,125
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000	447,750	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	136,850
Continental Resources Inc., Senior Notes	4.900%	6/1/44	320,000	273,798
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	520,000	533,000	(a)
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	560,000	593,600	(a)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	470,000	500,550	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	140,000	151,550	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	220,000	226,600	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	140,019
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	7.000%	8/15/21	580,000	600,300	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	790,000	675,450	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	250,000	200,000
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	900,000	644,625
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	500,000	518,750	(a)
Extraction Oil & Gas Inc./Extraction Finance Corp., Senior Notes	7.875%	7/15/21	890,000	930,050	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	497,500
Gulfport Energy Corp., Senior Notes	6.375%	5/15/25	610,000	605,425	(a)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	280,000	307,664	(a)
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(f)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	6.375%	1/30/23	440,000	$377,300	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	320,000	276,800	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	500,000	523,125
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	830,000	634,950	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	380,000	384,750
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	760,000	769,500	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.119%	12/15/17	290,000	296,525	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	430,000	510,625	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	480,000	485,400
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	610,000	326,350	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	820,000	878,876
QEP Resources Inc., Senior Notes	6.875%	3/1/21	273,000	286,650
QEP Resources Inc., Senior Notes	5.250%	5/1/23	510,000	494,700
Range Resources Corp., Senior Notes	5.875%	7/1/22	120,000	122,700	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	260,000	247,325
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,090,000	1,128,150
Rice Energy Inc., Senior Notes	7.250%	5/1/23	50,000	53,438
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,450,000	1,573,250	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	940,000	935,883
RSP Permian Inc., Senior Notes	6.625%	10/1/22	610,000	642,787
RSP Permian Inc., Senior Notes	5.250%	1/15/25	410,000	415,125	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,000,000	942,500
SemGroup Corp., Senior Notes	6.375%	3/15/25	90,000	88,875	(a)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	961,593	959,189	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	160,000	163,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	559,000	577,168
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	960,000	950,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	180,000	186,300	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	30,000	31,275	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	500,000	507,500	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	240,000	261,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	590,000	623,925
Williams Cos. Inc., Debentures	7.500%	1/15/31	830,000	983,550
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	520,000	534,300
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	440,000	567,600

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	19

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000	$171,700
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,220,000	1,335,900
Total Oil, Gas & Consumable Fuels				31,977,326
Total Energy				36,276,385
Financials — 6.8%
Banks — 1.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	407,250
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	340,000	373,575	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	990,000	1,071,378
CIT Group Inc., Senior Notes	5.000%	8/1/23	820,000	884,575
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	500,000	578,050	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	530,000	580,350	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000	534,604
Total Banks				4,429,782
Capital Markets — 0.5%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	750,000	787,500
Eagle Holding Co. II LLC, Senior Notes (7.625% Cash or 8.375% PIK)	7.625%	5/15/22	370,000	381,666	(a)(b)
Total Capital Markets				1,169,166
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	519,225
FirstCash Inc., Senior Notes	5.375%	6/1/24	540,000	552,150	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	140,000	154,700
Navient Corp., Senior Notes	6.625%	7/26/21	360,000	382,608
Navient Corp., Senior Notes	6.500%	6/15/22	190,000	197,720
Navient Corp., Senior Notes	5.875%	10/25/24	770,000	748,825
Navient Corp., Senior Notes	6.750%	6/25/25	1,350,000	1,356,142
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	760,000	722,000	(a)
Total Consumer Finance				4,633,370
Diversified Financial Services — 1.5%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	570,000	558,600	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	400,000	410,500	(a)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	380,000	387,600	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	740,000	776,537	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,630,000	1,716,594	(a)
Total Diversified Financial Services				3,849,831

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.8%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	140,000	$144,900
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	980,000	1,027,775
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	570,000	557,175
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	320,000	261,600
Total Insurance				1,991,450
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,310,000	1,311,638	(a)
Total Financials				17,385,237
Health Care — 6.7%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	550,000	532,125	(a)
Health Care Equipment & Supplies — 0.7%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	320,000	273,600
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	700,000	651,000	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	540,000	571,050	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	100,000	100,625
Total Health Care Equipment & Supplies				1,596,275
Health Care Providers & Services — 4.0%
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	495,600
Centene Corp., Senior Notes	4.750%	1/15/25	1,300,000	1,342,250
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	100,000	100,500
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	550,000	570,212
DaVita Inc., Senior Notes	5.000%	5/1/25	530,000	526,688
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	780,000	865,800	(a)
HCA Inc., Notes	7.690%	6/15/25	1,035,000	1,182,487
HCA Inc., Senior Bonds	5.375%	2/1/25	390,000	409,988
HCA Inc., Senior Notes	7.500%	2/15/22	270,000	311,175
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	270,000	277,776
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,000,000	1,068,700	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	370,000	402,791	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,650,000	1,740,750
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	190,000	195,035
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	750,000	765,000
Total Health Care Providers & Services				10,254,752
Pharmaceuticals — 1.8%
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	280,000	280,700
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	80,000	79,050	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,790,000	1,709,450	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	21

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	330,000	$282,975	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	60,000	53,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,630,000	1,316,567	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	210,000	169,050	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	160,000	167,968	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	560,000	592,206	(a)
Total Pharmaceuticals				4,651,216
Total Health Care				17,034,368
Industrials — 9.2%
Aerospace & Defense — 0.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,270,000	1,279,525	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	700,000	728,000
Total Aerospace & Defense				2,007,525
Air Freight & Logistics — 0.6%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	180,000	169,650
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	280,000	297,276	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	920,000	970,600	(a)
Total Air Freight & Logistics				1,437,526
Airlines — 0.8%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	266,300	278,616	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	133	133
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	200,555	210,834
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	774,621	797,859
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	616,958	669,399
Total Airlines				1,956,841
Building Products — 0.1%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	240,000	250,200	(a)
Commercial Services & Supplies — 3.0%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	450,000	464,625	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	22,000
ADT Corp., Senior Secured Notes	4.125%	6/15/23	620,000	615,350
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	580,000	565,500
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	570,000	619,875	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	458,400
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	580,000	600,300	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	600,000	614,250	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000	309,575	(a)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	660,000	$697,957
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	400,000	421,600
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,000,000	1,027,500
West Corp., Senior Notes	5.375%	7/15/22	950,000	967,223	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	250,000	257,813	(a)
Total Commercial Services & Supplies				7,641,968
Construction & Engineering — 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	205,500	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	897,641	888,664	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	240,000	240,900	(a)
Total Construction & Engineering				1,335,064
Machinery — 1.8%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,290,000	1,315,800	(a)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	860,000	898,700	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	630,700	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	460,000	480,125	(a)
Tennant Co., Senior Notes	5.625%	5/1/25	600,000	624,000	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	700,000	717,500	(a)
Total Machinery				4,666,825
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	1,100,000	(a)
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	850,000	833,000	(a)
Trading Companies & Distributors — 0.8%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	335,000	(a)
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	470,800	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,160,000	1,213,012
Total Trading Companies & Distributors				2,018,812
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% PIK)	10.000%	4/1/20	467,651	257,208	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	120,000	96,000	(a)
Total Transportation				353,208
Total Industrials				23,600,969

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	23

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.8%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	$430,000	(a)
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	510,000	525,300
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	400,000	392,400
Total Electronic Equipment, Instruments & Components				917,700
Internet Software & Services — 0.1%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	381,500
IT Services — 0.7%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	740,000	749,250	(a)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	550,000	275,000	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	360,000	388,800	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	260,000	269,227	(a)
Total IT Services				1,682,277
Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology Inc., Senior Notes	5.500%	2/1/25	95,000	99,097
Software — 0.1%
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	252,658	(a)
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	380,475	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	370,000	412,348	(a)
Total Technology Hardware, Storage & Peripherals				792,823
Total Information Technology				4,556,055
Materials — 9.7%
Chemicals — 0.7%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	430,000	453,650	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes (10.500% Cash or 11.250% PIK)	10.500%	9/15/18	515,582	514,293	(a)(b)
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	715,700	(a)
Total Chemicals				1,683,643
Construction Materials — 0.9%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	176,000	181,060	(a)
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	740,000	784,400	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	260,000	263,250	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	610,000	637,450	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	370,000	386,650
Total Construction Materials				2,252,810

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	680,000	$742,050	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	980,000	1,021,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	306,750	(a)
Crown Americas LLC/Crown Americas Capital Corp. V, Senior Notes	4.250%	9/30/26	390,000	383,214	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	30,000	31,425	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,285,000	1,432,775
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	750,000	770,063
Total Containers & Packaging				4,687,927
Metals & Mining — 6.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	442,800	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	854,100	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	490,000	496,390	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	410,000	421,849	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	470,000	479,400	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	260,000	269,602	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	400,000	413,000	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	410,000	459,712
ArcelorMittal SA, Senior Notes	7.250%	3/1/41	300,000	331,500
Arconic Inc., Senior Notes	5.125%	10/1/24	510,000	542,130
Coeur Mining Inc., Senior Notes	5.875%	6/1/24	710,000	704,675	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	520,000	525,200	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,520,000	1,530,450	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	600,000	687,375	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	230,000	232,875	(a)
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	250,000	255,625	(a)
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	270,000	279,450	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	794,750
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	140,000	146,650	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	310,000	288,114
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	210,000	177,580
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	560,000	585,200	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	900,000	966,942	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,157,776	20,261	*(a)(i)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	25

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	15,237	$0	(a)(b)(c)(d)(f)
Novelis Corp., Senior Notes	5.875%	9/30/26	480,000	496,800	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	300,000	305,250
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	830,000	900,550	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	340,000	355,300
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	1,360,000	1,421,200
Total Metals & Mining				15,384,730
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	738,400	(a)
Total Materials				24,747,510
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 1.5%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	92,475
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	453,200
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	141,050
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	730,000	739,125
GEO Group Inc., Senior Notes	5.125%	4/1/23	620,000	623,100
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	550,000
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	327,000
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	262,500
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	590,000	620,975
Total Equity Real Estate Investment Trusts (REITs)				3,809,425
Real Estate Management & Development — 0.3%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	100,000	107,640
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	550,000	592,625	(a)
Total Real Estate Management & Development				700,265
Total Real Estate				4,509,690
Telecommunication Services — 7.6%
Diversified Telecommunication Services — 3.2%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	356,812
CenturyLink Inc., Senior Notes	5.625%	4/1/25	430,000	426,913
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,270,000	1,336,675	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	550,000	514,250
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,330,000	1,093,925

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	$917,469	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	800,561
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,240,000	372,000	*(a)(i)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,525,624	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	460,000	463,307
Windstream Services LLC, Senior Notes	7.500%	4/1/23	528,000	477,840
Total Diversified Telecommunication Services				8,285,376
Wireless Telecommunication Services — 4.4%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	560,000	616,700	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	793,188	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	600,000	730,500	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,160,000	2,722,950
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	100,000	109,750	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	910,000	1,169,350
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	147,590
Sprint Corp., Senior Notes	7.875%	9/15/23	2,420,000	2,795,100
Sprint Corp., Senior Notes	7.625%	2/15/25	190,000	218,500
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,730,000	1,909,488
Total Wireless Telecommunication Services				11,213,116
Total Telecommunication Services				19,498,492
Utilities — 1.7%
Electric Utilities — 0.8%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,115,000	1,602,113
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	500,000	531,250
Total Electric Utilities				2,133,363
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	480,000	476,400
Independent Power and Renewable Electricity Producers — 0.7%
AES Corp., Senior Notes	5.500%	4/15/25	820,000	852,800
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,032,752	942,386
NRG Energy Inc., Senior Notes	7.250%	5/15/26	30,000	30,675
NRG Energy Inc., Senior Notes	6.625%	1/15/27	20,000	19,650
Total Independent Power and Renewable Electricity Producers				1,845,511
Total Utilities				4,455,274
Total Corporate Bonds & Notes (Cost — $207,857,530)				211,660,417

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	27

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 2.4%
Avery Point CLO Ltd., 2015-6A E1	6.671%	8/5/27	750,000	$724,633	(a)(g)
Carlyle Global Market Strategies, 2015-2A D	6.470%	4/27/27	500,000	490,800	(a)(g)
Carlyle Global Market Strategies, 2017-2A C	5.031%	7/20/31	500,000	495,527	(a)(g)(j)
Catskill Park CLO Ltd., 2017-1A D	7.085%	4/20/29	500,000	481,975	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E	6.156%	7/20/26	500,000	480,410	(a)(g)
Dryden Senior Loan Fund, 2015-40A E	7.132%	8/15/28	750,000	746,573	(a)(g)
Galaxy CLO Ltd., 2015-20A E	6.656%	7/20/27	250,000	244,375	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.356%	7/20/27	500,000	485,236	(a)(g)
Jamestown CLO Ltd., 2015-8A D2	7.908%	1/15/28	500,000	496,377	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D	6.408%	7/15/27	500,000	477,289	(a)(g)
Oaktree CLO Ltd., 2015-1A D	6.630%	10/20/27	500,000	484,477	(a)(g)
Treman Park CLO Ltd., 2015-1A E	7.230%	4/20/27	500,000	496,404	(a)(g)
Total Asset-Backed Securities (Cost — $5,938,372)				6,104,076
Collateralized Mortgage Obligations — 0.5%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	504,946	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	700,000	465,459	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	461,665	(a)
Total Collateralized Mortgage Obligations (Cost — $1,602,250)				1,432,070
Convertible Bonds & Notes — 1.1%
Energy — 0.4%
Energy Equipment & Services — 0.0%
Nabors Industries Inc., Senior Notes	0.750%	1/15/24	50,000	41,000	(a)
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	280,000	270,025	(a)
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	70,000	76,256
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	570,000	497,682
Total Oil, Gas & Consumable Fuels				843,963
Total Energy				884,963
Information Technology — 0.7%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	200,000	190,625	(a)
Internet Software & Services — 0.2%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	240,000	234,600
WebMD Health Corp., Notes	2.625%	6/15/23	290,000	280,031	(a)
Total Internet Software & Services				514,631
Semiconductors & Semiconductor Equipment — 0.4%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	200,000	225,250	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	390,000	430,219	(a)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	390,000	$403,650	(a)
Total Semiconductors & Semiconductor Equipment				1,059,119
Software — 0.0%
HubSpot Inc., Senior Notes	0.250%	6/1/22	60,000	60,337	(a)
Total Information Technology				1,824,712
Total Convertible Bonds & Notes (Cost — $2,655,989)				2,709,675
Senior Loans — 2.9%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.2%
Laureate Education Inc., 2017 Term Loan B	—	4/26/24	510,000	510,797	(k)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.280%	6/29/22	830,000	581,000	(d)(l)(m)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.700%	10/28/20	627,200	326,144	(d)(l)(m)
Total Consumer Discretionary				1,417,941
Energy — 0.8%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	341,110	271,183	*
Pacific Drilling SA, Term Loan B	4.625%	6/3/18	147,698	69,603	(l)(m)
Total Energy Equipment & Services				340,786
Oil, Gas & Consumable Fuels — 0.7%
Blue Ridge Mountain Resources Inc., Exit Term Loan (8.000% Cash, 8.000% PIK)	16.000%	5/6/19	238,498	236,113	(b)(c)(d)(l)(m)
Chesapeake Energy Corp., Term Loan	8.686%	8/23/21	510,000	549,950	(l)(m)
Murray Energy Corp., Term Loan B2	8.397%	4/16/20	479,506	451,734	(l)(m)
Westmoreland Coal Co., Term Loan B	7.647%	12/16/20	668,927	602,034	(l)(m)
Total Oil, Gas & Consumable Fuels				1,839,831
Total Energy				2,180,617
Health Care — 0.9%
Health Care Equipment & Supplies — 0.4%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	383,782	382,726	(l)(m)
Lantheus Medical Imaging Inc., 2017 Term Loan	5.545%	6/30/22	570,000	571,188	(l)(m)
Total Health Care Equipment & Supplies				953,914
Health Care Providers & Services — 0.5%
Radnet Management Inc., Second Lien Term Loan	8.151%	3/25/21	1,381,333	1,391,693	(d)(l)(m)
Total Health Care				2,345,607
Information Technology — 0.3%
Internet Software & Services — 0.3%
Ancestry.com Operations Inc., Second Lien Term Loan	9.260%	10/19/24	720,000	737,401	(l)(m)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	29

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.1%
Metals & Mining — 0.1%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	445,500		$173,745	*(i)(l)(m)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC, 2015 Term Loan B	7.397%	3/4/22	982,402		677,857	*(i)(l)(m)
Total Senior Loans (Cost — $8,690,653)					7,533,168
Sovereign Bonds — 1.0%
Argentina — 0.4%
Republic of Argentina, Senior Bonds	6.875%	4/22/21	160,000		174,720
Republic of Argentina, Senior Bonds	5.625%	1/26/22	240,000		250,080
Republic of Argentina, Senior Bonds	7.500%	4/22/26	250,000		275,750
Republic of Argentina, Senior Notes	6.875%	1/26/27	330,000		350,625
Total Argentina					1,051,175
Mexico — 0.6%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,277,000	MXN	1,414,188
Total Sovereign Bonds (Cost — $3,192,828)					2,465,363

			Shares
Common Stocks — 2.3%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			81,754		601,709	*(c)(d)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		99,280	*(c)(d)
Total Consumer Discretionary					700,989
Energy — 1.9%
Energy Equipment & Services — 0.9%
Hercules Offshore Inc. (Escrow)			54,577		15,391	*(c)(d)
KCAD Holdings I Ltd.			424,046,710		2,332,257	*(c)(d)
Total Energy Equipment & Services					2,347,648
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Co.			123,003		1,230,030	*(c)(d)
Blue Ridge Mountain Resources Inc.			130,264		1,172,376	*
MWO Holdings LLC			621		103,955	*(c)(d)
Sanchez Energy Corp.			1,298		7,775	*
Total Oil, Gas & Consumable Fuels					2,514,136
Total Energy					4,861,784

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

Security		Shares	Value
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)		13,200	$168,300	*(c)(d)
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.		58,411	172,897	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		3,456	0	*(a)(c)(d)(f)
Total Industrials			172,897
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		3,069,757	0	*(c)(d)(f)
Total Common Stocks (Cost — $12,825,803)			5,903,970

	Rate
Convertible Preferred Stocks — 1.2%
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	133,672	1,704,318	(b)(d)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	2,002	25,526	(b)(d)(n)
Sanchez Energy Corp.	6.500%	17,300	456,028
Total Energy			2,185,872
Health Care — 0.3%
Pharmaceuticals — 0.3%
Allergan PLC	5.500%	1,011	809,578
Total Convertible Preferred Stocks (Cost — $2,857,792)			2,995,450
Preferred Stocks — 0.4%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.542%	26,950	703,395	(g)
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	25,960,600	259,606	*(c)(d)
Total Preferred Stocks (Cost — $2,825,131)			963,001
Total Investments before Short-Term Investments (Cost — $248,446,348)			241,767,190

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	31

Schedule of investments (cont’d)

May 31, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.6%
U.S. Government Agencies — 1.6%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $4,000,000)	0.600%	6/1/17	4,000,000	$4,000,000	(o)
Total Investments — 96.3% (Cost — $252,446,348#)				245,767,190
Other Assets in Excess of Liabilities — 3.7%				9,572,639
Total Net Assets — 100.0%				$255,339,829

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	The maturity principal is currently in default as of May 31, 2017.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	The coupon payment on these securities is currently in default as of May 31, 2017.

(j)	Security is purchased on a when-issued basis.

(k)	All or a portion of this loan is unfunded as of May 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Restricted security (See Note 9).

(o)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $253,112,556.

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
MXN	— Mexican Peso
REFI	— Refinancing

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2017 Annual Report

Western Asset High Yield Fund

At May 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	9/17	$24,209,945	$24,254,063	$44,118
U.S. Treasury Ultra Long-Term Bonds	12	9/17	1,951,804	1,981,500	29,696
					73,814
Contracts to Sell:
U.S. Treasury Long-Term Bonds	6	9/17	918,677	922,875	(4,198)
Net unrealized appreciation on open futures contracts					$69,616

At May 31, 2017, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$488,865	10/5/17	BCSUOGSW basket‡	3-Month LIBOR quarterly	—	$99,604	(a)
Barclays Capital Inc.	139,465	10/5/17	BCSUOGSW basket‡	3-Month LIBOR quarterly	—	28,415	(a)
Barclays Capital Inc.	28,177	10/5/17	BCSUOGSW basket‡	3-Month LIBOR quarterly	—	5,742	(a)
Total	$656,507				—	$133,761

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Custom equity basket is comprised of four common stocks in the Energy sector.

(a)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	33

Statement of assets and liabilities

May 31, 2017

Assets:
Investments, at value (Cost — $252,446,348)	$245,767,190
Foreign currency, at value (Cost — $166,169)	165,286
Cash	878,086
Receivable for securities sold	6,217,002
Interest and dividends receivable	3,625,177
Receivable for Fund shares sold	355,460
Deposits with brokers for open futures contracts	207,298
OTC swaps, at value	133,761
Receivable from broker — variation margin on open futures contracts	17,484
Deposits with brokers for centrally cleared swap contracts	92
Prepaid expenses	58,904
Total Assets	257,425,740

Liabilities:
Payable for securities purchased	1,722,538
Investment management fee payable	120,048
Payable for Fund shares repurchased	93,011
Distributions payable	23,307
Service and/or distribution fees payable	10,397
Directors’ fees payable	1,173
Accrued expenses	115,437
Total Liabilities	2,085,911
Total Net Assets	$255,339,829

Net Assets:
Par value (Note 7)	$31,378
Paid-in capital in excess of par value	299,171,936
Overdistributed net investment income	(247,826)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(37,141,475)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(6,474,184)
Total Net Assets	$255,339,829

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2017 Annual Report

Net Assets:
Class A	$6,137,127
Class A2	$27,874,735
Class C	$3,791,463
Class R	$187,044
Class I	$102,389,142
Class IS	$114,960,318

Shares Outstanding:
Class A	755,235
Class A2	3,422,661
Class C	470,413
Class R	23,150
Class I	12,687,371
Class IS	14,018,694

Net Asset Value:
Class A (and redemption price)	$8.13
Class A2 (and redemption price)	$8.14
Class C*	$8.06
Class R (and redemption price)	$8.08
Class I (and redemption price)	$8.07
Class IS (and redemption price)	$8.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.49
Class A2 (based on maximum initial sales charge of 4.25%)	$8.50

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	35

Statement of operations

For the Year Ended May 31, 2017

Investment Income:
Interest	$19,294,481
Dividends	355,691
Total Investment Income	19,650,172

Expenses:
Investment management fee (Note 2)	1,553,318
Service and/or distribution fees (Notes 2 and 5)	105,052
Registration fees	102,065
Transfer agent fees (Note 5)	69,801
Audit and tax fees	59,159
Fund accounting fees	45,803
Shareholder reports	26,707
Custody fees	12,359
Directors’ fees	7,978
Legal fees	6,074
Insurance	5,275
Commitment fees (Note 8)	3,039
Fees recaptured by investment manager (Note 2)	1,128
Miscellaneous expenses	11,743
Total Expenses	2,009,501
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,715)
Net Expenses	2,007,786
Net Investment Income	17,642,386

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,070,207)
Futures contracts	(307,359)
Swap contracts	(511,509)
Foreign currency transactions	(6,108)
Net Realized Loss	(1,895,183)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	20,143,890
Futures contracts	48,141
Swap contracts	158,099
Foreign currencies	8,355
Change in Net Unrealized Appreciation (Depreciation)	20,358,485
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	18,463,302
Increase in Net Assets From Operations	$36,105,688

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2017	2016

Operations:
Net investment income	$17,642,386	$23,975,602
Net realized loss	(1,895,183)	(34,320,403)
Change in net unrealized appreciation (depreciation)	20,358,485	(11,955,382)
Increase (Decrease) in Net Assets From Operations	36,105,688	(22,300,183)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,989,470)	(23,893,904)
Return of capital	(685,247)	—
Decrease in Net Assets From Distributions to Shareholders	(16,674,717)	(23,893,904)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	140,354,973	132,217,831
Reinvestment of distributions	16,360,121	23,438,571
Cost of shares repurchased	(222,856,875)	(202,333,089)
Decrease in Net Assets From Fund Share Transactions	(66,141,781)	(46,676,687)
Decrease in Net Assets	(46,710,810)	(92,870,774)

Net Assets:
Beginning of year	302,050,639	394,921,413
End of year*	$255,339,829	$302,050,639
*Includesoverdistributed net investment income of:	$(247,826)	$(1,386,849)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	37

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$7.60	$8.60	$9.19	$9.04	$8.86	$8.61

Income (loss) from operations:
Net investment income	0.47	0.50	0.52	0.23	0.55	0.40
Net realized and unrealized gain (loss)	0.50	(1.00)	(0.58)	0.14	0.17	0.37
Total income (loss) from operations	0.97	(0.50)	(0.06)	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.42)	(0.50)	(0.53)	(0.22)	(0.54)	(0.52)
Return of capital	(0.02)	—	—	—	—	—
Total distributions	(0.44)	(0.50)	(0.53)	(0.22)	(0.54)	(0.52)

Net asset value, end of year	$8.13	$7.60	$8.60	$9.19	$9.04	$8.86
Total return[5]	13.07%	(5.63)%	(0.62)%[6]	4.25%	8.26%	9.25%

Net assets, end of year (000s)	$6,137	$10,896	$6,453	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	0.99%	0.96%	0.96%[7]	1.05%[7,8]	1.10%[7]	1.12%[8]
Net expenses[9]	0.99 [10]	0.96	0.96 [7]	1.05 [7,8]	0.98 [7,10]	0.93 [8,10]
Net investment income	5.96	6.58	5.96	5.96 [8]	6.09	6.90 [8]

Portfolio turnover rate	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2017	2016	2015[2]

Net asset value, beginning of year	$7.62	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.47	0.51	0.43
Net realized and unrealized gain (loss)	0.50	(1.01)	(0.43)
Total income (loss) from operations	0.97	(0.50)	0.00	[3]

Less distributions from:
Net investment income	(0.43)	(0.51)	(0.43)
Return of capital	(0.02)	—	—
Total distributions	(0.45)	(0.51)	(0.43)

Net asset value, end of year	$8.14	$7.62	$8.63
Total return[4]	12.97%	(5.70)%	0.06%[5]

Net assets, end of year (000s)	$27,875	$14,974	$8,777

Ratios to average net assets:
Gross expenses	0.96%	0.98%	0.92%[6]
Net expenses[7]	0.96	0.98	0.92	[6]
Net investment income	5.90	6.62	6.09	[6]

Portfolio turnover rate	74%	71%	82%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to May 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[8]	For the year ended May 31, 2015.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$7.54	$8.53	$9.10	$8.95	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.41	0.44	0.45	0.19	0.47	0.35
Net realized and unrealized gain (loss)	0.49	(0.99)	(0.57)	0.15	0.10	0.38
Total income (loss) from operations	0.90	(0.55)	(0.12)	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.45)	(0.19)	(0.47)	(0.49)
Return of capital	(0.02)	—	—	—	—	—
Total distributions	(0.38)	(0.44)	(0.45)	(0.19)	(0.47)	(0.49)

Net asset value, end of year	$8.06	$7.54	$8.53	$9.10	$8.95	$8.85
Total return[5]	12.18%	(6.32)%	(1.25)%[6]	3.83%	6.59%	8.73%

Net assets, end of year (000s)	$3,791	$2,828	$2,667	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.72%	1.76%[7]	1.81%[7]	1.87%[7,8]	1.88%[7]	2.15%[8]
Net expenses[9]	1.72	1.76 [7]	1.77 [7,10]	1.80 [7,8,10]	1.80 [7,10]	1.69 [8,10]
Net investment income	5.17	5.78	5.17	5.22 [8]	5.27	6.07 [8]

Portfolio turnover rate	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$7.55	$8.54	$9.12	$8.96	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.45	0.48	0.49	0.21	0.51	0.38
Net realized and unrealized gain (loss)	0.50	(0.99)	(0.58)	0.16	0.10	0.37
Total income (loss) from operations	0.95	(0.51)	(0.09)	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.40)	(0.48)	(0.49)	(0.21)	(0.52)	(0.49)
Return of capital	(0.02)	—	—	—	—	—
Total distributions	(0.42)	(0.48)	(0.49)	(0.21)	(0.52)	(0.49)

Net asset value, end of year	$8.08	$7.55	$8.54	$9.12	$8.96	$8.87
Total return[5]	12.80%	(6.01)%	(0.77)%[6]	4.16%	7.03%	9.05%

Net assets, end of year (000s)	$187	$273	$372	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.83%[7]	1.53%[7]	1.55%[7]	1.37%[7,8]	1.51%[7]	1.37%[8]
Net expenses[9,10]	1.30 [7]	1.30 [7]	1.30 [7]	1.30 [7,8]	1.26 [7]	1.30 [8]
Net investment income	5.65	6.28	5.62	5.68 [8]	5.78	6.59 [8]

Portfolio turnover rate	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	41

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$7.55	$8.54	$9.12	$8.96	$8.87	$8.10

Income (loss) from operations:
Net investment income	0.50	0.52	0.55	0.24	0.58	0.63
Net realized and unrealized gain (loss)	0.49	(0.99)	(0.58)	0.15	0.08	0.77
Total income (loss) from operations	0.99	(0.47)	(0.03)	0.39	0.66	1.40

Less distributions from:
Net investment income	(0.45)	(0.52)	(0.55)	(0.23)	(0.57)	(0.63)
Return of capital	(0.02)	—	—	—	—	—
Total distributions	(0.47)	(0.52)	(0.55)	(0.23)	(0.57)	(0.63)

Net asset value, end of year	$8.07	$7.55	$8.54	$9.12	$8.96	$8.87
Total return[4]	13.33%	(5.35)%	(0.28)%[5]	4.42%	7.64%	17.76%

Net assets, end of year (000s)	$102,389	$105,119	$221,201	$407,122	$409,166	$385,634

Ratios to average net assets:
Gross expenses	0.70%	0.72%	0.68%	0.69%[6]	0.70%	0.66%
Net expenses	0.70	0.72	0.68	0.69 [6]	0.70	0.66
Net investment income	6.26	6.83	6.20	6.33 [6]	6.46	7.37

Portfolio turnover rate	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[6]	Annualized.

See Notes to Financial Statements.

42	Western Asset High Yield Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$7.67	$8.68	$9.27	$9.11	$9.01	$8.23

Income (loss) from operations:
Net investment income	0.51	0.54	0.55	0.24	0.60	0.65
Net realized and unrealized gain (loss)	0.50	(1.01)	(0.58)	0.16	0.09	0.76
Total income (loss) from operations	1.01	(0.47)	(0.03)	0.40	0.69	1.41

Less distributions from:
Net investment income	(0.46)	(0.54)	(0.56)	(0.24)	(0.59)	(0.63)
Return of capital	(0.02)	—	—	—	—	—
Total distributions	(0.48)	(0.54)	(0.56)	(0.24)	(0.59)	(0.63)

Net asset value, end of year	$8.20	$7.67	$8.68	$9.27	$9.11	$9.01
Total return[4]	13.41%	(5.32)%	(0.23)%[5]	4.42%	7.82%	17.67%

Net assets, end of year (000s)	$114,960	$167,961	$155,451	$159,217	$141,592	$140,665

Ratios to average net assets:
Gross expenses	0.65%	0.64%	0.63%[6]	0.62%[7]	0.63%[6]	0.63%
Net expenses[8]	0.65	0.64	0.63 [6]	0.61 [7,9]	0.63 [6]	0.63 [9]
Net investment income	6.32	6.89	6.29	6.41 [7]	6.57	7.41

Portfolio turnover rate	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Annual Report	43

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

44	Western Asset High Yield Fund 2017 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Yield Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$48,033,038	$1,441,473		$49,474,511
Energy	—	36,276,385	0	*	36,276,385
Materials	—	24,747,510	0	*	24,747,510
Other corporate bonds & notes	—	101,162,011	—		101,162,011
Asset-backed securities	—	6,104,076	—		6,104,076
Collateralized mortgage obligations	—	1,432,070	—		1,432,070
Convertible bonds & notes	—	2,709,675	—		2,709,675
Senior loans:
Consumer discretionary	—	510,797	907,144		1,417,941
Energy	—	1,944,504	236,113		2,180,617
Health care	—	953,914	1,391,693		2,345,607
Other senior loans	—	1,589,003	—		1,589,003
Sovereign bonds	—	2,465,363	—		2,465,363
Common stocks:
Consumer discretionary	—	—	700,989		700,989
Energy	$1,180,151	—	3,681,633		4,861,784
Health care	—	—	168,300		168,300
Industrials	—	—	172,897		172,897
Materials	—	—	0	*	0	*
Convertible preferred stocks:
Energy	—	456,028	1,729,844		2,185,872
Health care	809,578	—	—		809,578
Preferred stocks:
Financials	703,395	—	—		703,395
Industrials	—	—	259,606		259,606
Total long-term investments	2,693,124	228,384,374	10,689,692		241,767,190
Short-term investments†	—	4,000,000	—		4,000,000
Total investments	$2,693,124	$232,384,374	$10,689,692		$245,767,190
Other financial instruments:
Futures contracts	73,814	—	—		73,814
OTC total return swaps	—	133,761	—		133,761
Total other financial instruments	$73,814	$133,761	—		$207,575
Total	$2,766,938	$232,518,135	$10,689,692		$245,974,765

46	Western Asset High Yield Fund 2017 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$4,198	—	—	$4,198

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2017, securities valued at $1,172,376 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Materials
Balance as of May 31, 2016	$1,948,806	$0	*	$0	*
Accrued premiums/discounts	35,643	—		—
Realized gain (loss)[1]	20,850	—		—
Change in unrealized appreciation (depreciation)[2]	(35,643)	—		(75)
Purchases	187,667	—		75
Sales	(715,850)	—
Transfers into Level 3[3]	—	—		—
Transfers out of Level 3[4]	—	—		—
Balance as of May 31, 2017	$1,441,473	$0	*	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2017[2]	$(35,643)	—		$(75)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Utilities
Balance as of May 31, 2016	$1,048,088	$1,401,436	—	$1,198,487
Accrued premiums/discounts	10,173	5,457	—	9,115
Realized gain (loss)[1]	460	(94,766)	—	(48,779)
Change in unrealized appreciation (depreciation)[2]	(145,177)	184,972	—	(159,697)
Purchases	—	1,408,531	—	9,727
Sales	(6,400)	(1,796,300)	—	(330,996)
Transfers into Level 3[3]	—	—	$1,391,693	—
Transfers out of Level 3[4]	—	(873,217)	—	(677,857)
Balance as of May 31, 2017	$907,144	$236,113	$1,391,693	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2017[2]	$(145,177)	$(2,204)	—	—

Western Asset High Yield Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials
Balance as of May 31, 2016	$975,338	$1,767,851	$154,572	$618,689	$2
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	(274,349)	(3,482,387)	13,728	1,675,997	(2)
Purchases	—	5,437,124	—	477,487	—
Sales	—	(40,955)	—	(2,599,276)	—
Transfers into Level 3[3]	—	—	—	—	—
Transfers out of Level 3[4]	—	—	—	—	—
Balance as of May 31, 2017	$700,989	$3,681,633	$168,300	$172,897	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2017[2]	$(274,349)	$(3,482,387)	$13,728	$(304,590)	$(2)

	Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Energy	Industrials	Total
Balance as of May 31, 2016	—	—	$9,113,269
Accrued premiums/discounts	—	—	60,388
Realized gain (loss)[1]	—	—	(122,235)
Change in unrealized appreciation (depreciation)[2]	$484,174	$(1,862,183)	(3,600,642)
Purchases	1,245,670	2,121,789	10,888,070
Sales	—	—	(5,489,777)
Transfers into Level 3[3]	—	—	1,391,693
Transfers out of Level 3[4]	—	—	(1,551,074)
Balance as of May 31, 2017	$1,729,844	$259,606	$10,689,692
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2017[2]	$484,174	$(1,862,183)	$(5,608,708)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.
[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

48	Western Asset High Yield Fund 2017 Annual Report

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into

Western Asset High Yield Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities.

50	Western Asset High Yield Fund 2017 Annual Report

These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

Western Asset High Yield Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

52	Western Asset High Yield Fund 2017 Annual Report

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset High Yield Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

54	Western Asset High Yield Fund 2017 Annual Report

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$83,418,268	$(83,418,268)
(b)	$(513,893)	513,893	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

Western Asset High Yield Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Western Asset Limited was added as a subadviser of the Fund on December 19, 2016.

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class R and Class IS shares did not exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the year ended May 31, 2017, fees waived and/or expenses reimbursed amounted to $1,715.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class IS
Expires May 31, 2018	—	—	—	$306	—
Expires May 31, 2019	—	—	—	444	—
Total fee waivers/expense reimbursements subject to recapture	—	—	—	$750	—

For the year ended May 31, 2017, LMPFA recaptured $1,128 for Class R shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

56	Western Asset High Yield Fund 2017 Annual Report

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2017, LMIS and its affiliates retained sales charges of $1,374 and $33,455 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	—	$124

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$200,481,411
Sales	267,182,090

At May 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,962,757
Gross unrealized depreciation	(19,308,123)
Net unrealized depreciation	$(7,345,366)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Equity Risk	Total
Futures contracts[2]	$73,814	—	$73,814
OTC swap contracts[3]	—	$133,761	133,761
Total	$73,814	$133,761	$207,575

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$4,198

Western Asset High Yield Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$(213,379)	—	—	$(213,379)
Futures contracts	$(307,359)	—	—	—	(307,359)
Swap contracts	—	—	$(394,311)	$(117,198)	(511,509)
Total	$(307,359)	$(213,379)	$(394,311)	$(117,198)	$(1,032,247)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$161,460	—	—	$161,460
Futures contracts	$48,141	—	—	—	48,141
Swap contracts	—	—	$24,338	$133,761	158,099
Total	$48,141	$161,460	$24,338	$133,761	$367,700

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended May 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$14,631
Futures contracts (to buy)	59,681,455
Futures contracts (to sell)	956,957

Average Notional Balance
Credit default swap contracts (to buy protection) †	$3,098,369
Credit default swap contracts (to sell protection) †	1,299,231
Total return swap contracts	474,106

†	At May 31, 2017, there were no open positions held in this derivative.

58	Western Asset High Yield Fund 2017 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$17,484	—	$17,484
OTC swap contracts	133,761	—	133,761
Total	$151,245	—	$151,245

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$16,369	†	$5,926
Class A2	51,739		11,606
Class C	35,442		2,295
Class R	1,502	†	902
Class I	—		47,593
Class IS	—		1,479
Total	$105,052		$69,801

†	Amounts shown are exclusive of expense reimbursements. For the year ended May 31, 2017, the service and/or distribution fees reimbursed amounted to $131 and $1,140 for Class A and Class R shares, respectively.

For the year ended May 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$131
Class A2	—
Class C	—
Class R	1,584
Class I	—
Class IS	—
Total	$1,715

Western Asset High Yield Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended May 31, 2017	Year Ended May 31, 2016
Net Investment Income:
Class A	$357,550	$389,460
Class A2	1,087,628	727,977
Class C	161,906	128,392
Class R	15,451	14,719
Class I	5,685,314	12,911,495
Class IS	8,681,621	9,721,861
Total	$15,989,470	$23,893,904

Return of Capital:
Class A	$12,264	—
Class A2	61,077	—
Class C	8,255	—
Class R	611	—
Class I	242,811	—
Class IS	360,229	—
Total	$685,247	—

7. Capital shares

At May 31, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,210,236	$17,527,178	1,444,034	$10,383,356
Shares issued on reinvestment	41,288	328,982	47,805	364,121
Shares repurchased	(2,930,292)	(22,989,727)	(808,076)	(6,353,449)
Net increase (decrease)	(678,768)	$(5,133,567)	683,763	$4,394,028

Class A2
Shares sold	1,492,279	$11,995,279	994,478	$7,653,576
Shares issued on reinvestment	143,189	1,148,705	95,359	727,966
Shares repurchased	(178,881)	(1,432,496)	(141,353)	(1,089,176)
Net increase	1,456,587	$11,711,488	948,484	$7,292,366

Class C
Shares sold	225,798	$1,778,581	210,995	$1,560,340
Shares issued on reinvestment	16,958	134,577	13,101	99,813
Shares repurchased	(147,569)	(1,176,066)	(161,506)	(1,256,581)
Net increase	95,187	$737,092	62,590	$403,572

Class R
Shares sold	12,445	$98,502	24,806	$193,234
Shares issued on reinvestment	1,264	10,012	1,188	8,894
Shares repurchased	(26,714)	(213,256)	(33,416)	(276,255)
Net decrease	(13,005)	$(104,742)	(7,422)	$(74,127)

60	Western Asset High Yield Fund 2017 Annual Report

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	8,379,170	$66,506,537	6,160,811	$46,830,491
Shares issued on reinvestment	720,421	5,710,692	1,641,920	12,518,014
Shares repurchased	(10,340,102)	(81,849,403)	(19,770,185)	(148,653,326)
Net decrease	(1,240,511)	$(9,632,174)	(11,967,454)	$(89,304,821)

Class IS
Shares sold	5,237,767	$42,448,896	8,293,365	$65,596,834
Shares issued on reinvestment	1,121,185	9,027,153	1,256,925	9,719,763
Shares repurchased	(14,241,590)	(115,195,927)	(5,548,680)	(44,704,302)
Net increase (decrease)	(7,882,638)	$(63,719,878)	4,001,610	$30,612,295

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2017, the Fund incurred a commitment fee in the amount of $3,039. The Fund did not utilize the Redemption Facility during the year ended May 31, 2017.

9. Restricted securities

The following Fund investment is restricted as to resale.

Security	Number of Shares	Acquisition Date	Cost	Value at 5/31/2017	Value per Share	Percent of Net Assets
Berry Petroleum Co.	2,002	2/17	$20,020	$25,526	$12.75	0.01%

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$15,989,470	$23,893,904
Tax return of capital	685,247	—
Total distributions paid	$16,674,717	$23,893,904

Western Asset High Yield Fund 2017 Annual Report	61

Notes to financial statements (cont’d)

As of May 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(36,405,651)
Other book/tax temporary differences(a)	(317,442)
Unrealized appreciation (depreciation)(b)	(7,140,392)
Total accumulated earnings (losses) — net	$(43,863,485)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

62	Western Asset High Yield Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2017

Western Asset High Yield Fund 2017 Annual Report	63

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

64	Western Asset High Yield Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

Western Asset High Yield Fund	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

66	Western Asset High Yield Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset High Yield Fund	67

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

68	Western Asset High Yield Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2017:

Record date:	Daily	Daily
Payable date:	June 2016 to December 2016	January 2017 to May 2017
Ordinary income:
Qualified dividend income for individuals	1.31%	1.33%
Dividends qualifying for the dividends
received deduction for corporations	1.31%	—
Tax return of capital	—	12.31%

Please retain this information for your records.

Western Asset High Yield Fund	69

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 7/17 SR17-3112

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2016 and May 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $137,485 in May 31, 2016 and in $138,859 in May 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2016 and $0 in May 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,218 in May 31, 2016 and $18,400 in May 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,986 in May 31, 2016 and $1,185 in May 31, 2017, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2016 and May 31, 2017; Tax Fees were 100% and 100% for May 31, 2016 and May 31, 2017; and Other Fees were 100% and 100% for May 31, 2016 and May 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $226,336 in May 31, 2016 and $124,646 in May 31, 2017.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

JaynieM. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 24, 2017